TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectuses and

Statement of Additional Information

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Transamerica ClearTrack® 2025

Transamerica ClearTrack® 2030

Transamerica ClearTrack® 2035

Transamerica ClearTrack® 2040

Transamerica ClearTrack® 2045

Transamerica ClearTrack® 2050

Transamerica ClearTrack® Retirement Income

(each a “fund” and collectively, the “funds”)

The Board of Trustees of Transamerica Funds has approved the termination of Class R1 and Class R6 shares of the above funds effective on or about March 7, 2025. The funds do not currently offer and do not hold any assets in Class R1 and Class R6 shares.

Following the termination of Class R1 and Class R6 shares of each fund, all references to Class R1 and Class R6 shares of each fund will be deleted in their entirety from the funds’ Prospectus, Summary Prospectuses and Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

March 7, 2025